SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2005

CRESCENT FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

North Carolina	000-32951	56-2259050
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

1005 HIGH HOUSE ROAD, CARY, NC 27513

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 460-7770

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 27, 2005, Crescent Financial Corporation (the “Registrant”) entered into an Underwriting Agreement with Ryan Beck & Co., Inc. (“Ryan Beck”) for the sale of 805,000 shares of the Registrant’s $1.00 par value common stock. The net proceeds of the public offering are expected to be approximately $11.1 million.

The Underwriting Agreement grants Ryan Beck an option, exercisable for a period of 30 days, to purchase up to an additional 120,750 shares of common stock to cover over-allotments, if any.

The offering was made pursuant to a registration statement filed with the Securities and Exchange Commission, which has been declared effective.

A copy of the Underwriting Agreement was filed as Exhibit 1.1 to the Registrant’s Form S-2/A on October 25, 2005 and is incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 28, 2005, the Registrant publicly announced that Ray D. Vaughn (53) has been appointed Senior Vice President and Chief Operating Officer of Crescent State Bank. Mr. Vaughn’s appointment was effective September 26, 2005.

Mr. Vaughn has 29 years of banking experience including senior management positions at Bank of America and Wachovia Bank. He graduated from North Carolina State University, and completed the North Carolina School of Banking program, the Senior Management Development Program of Duke University’s Fuqua School of Business and the Young Executives Institute of the University of North Carolina. Vaughn, a Raleigh resident, is active in many civic and community organizations including Leadership North Carolina, the Greater Raleigh Chamber of Commerce and the WakeMed Foundation.

Mr. Vaughn is not, and has not previously been, party to any insider transaction with the Registrant, or its wholly owned subsidiary, Crescent State Bank.

Mr. Vaughn is not currently party to an employment agreement with the Registrant, or its wholly owned subsidiary, Crescent State Bank. It is currently anticipated that the Registrant will enter into an employment agreement with Mr. Vaughn at a subsequent date. In such event, the Registrant will timely file with the Securities and Exchange Commission the employment agreement along with a description of the material terms of such employment agreement.

A copy of the Registrant’s press release regarding the appointment of Mr. Vaughn as Chief Operating Officer is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

1.1	Underwriting Agreement dated October 27, 2005 incorporated by reference from the Registrant’s Form S-2/A dated October 25, 2005

99.1	Press Release dated October 18, 2005 with respect to the appointment of the Registrant’s Chief Operating Officer

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT FINANCIAL CORPORATION

By:	/S/ MICHAEL G. CARLTON
Michael G. Carlton President and Chief Executive Officer

Dated: October 28, 2005

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement (incorporated by reference)
99.1	Press Release regarding appointment of Chief Operating Officer

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